                                                                   Exhibit 99(a)

                              LETTER OF TRANSMITTAL
                              HUNTINGTON CAPITAL I

                              OFFER TO EXCHANGE ITS
                        FLOATING RATE CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                      WHICH HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                        FLOATING RATE CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                           PURSUANT TO THE PROSPECTUS
                             DATED _________, 1997

--------------------------------------------------------------------------------
                  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL
         EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 1997,
                          UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                             ----------------------
                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            THE CHASE MANHATTAN BANK


BY REQUIRED OR CERTIFIED MAIL:                BY HAND OR OVERNIGHT DELIVERY:
---------------------------------             ------------------------------
    THE CHASE MANHATTAN BANK                     THE CHASE MANHATTAN BANK
450 WEST 33RD STREET, 15TH FLOOR             450 WEST 33RD STREET, 15TH FLOOR
    NEW YORK, NEW YORK  10001                    NEW YORK, NEW YORK 10001
ATTENTION:  GLOBAL TRUST SERVICES            ATTENTION: GLOBAL TRUST SERVICES

                              CONFIRM BY TELEPHONE:
                              --------------------
                                 (212) 946-3042

                            FACSIMILE TRANSMISSIONS:
                            -----------------------
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 946-8154

              DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER
          THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

                THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ
            CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Old Capital Securities (as defined below) either if Old Capital Securities are to be forwarded herewith or if tenders of Old Capital Securities are to be made by book-entry transfer to an account maintained by The Chase Manhattan Bank (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

         Holders of Old Capital Securities whose certificates (the "Certificates") for such Old Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

----------------------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF OLD CAPITAL SECURITIES
----------------------------------------------------------------------------------------------------------------------
If blank, please print name and address         Old Capital Securities tendered
of registered holder                           (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------------
                                                                              Aggregate           Liquidation Amount
                                                                          Liquidation Amount        of Old Capital
                                                       Certificate          of Old Capital        Securities Tendered
                                                        Number(s)*            Securities          (if less than all)
                                                ----------------------------------------------------------------------

                                                ----------------------------------------------------------------------

                                                ----------------------------------------------------------------------

                                                ----------------------------------------------------------------------
                                                    TOTAL
                                                    AMOUNT
                                                    TENDERED:
----------------------------------------------------------------------------------------------------------------------

*     Need not be completed by book-entry holders.

----------------------------------------------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                      -----------------------------------------
         DTC Account Number
                           ----------------------------------------------------
         Transaction Code Number
                                -----------------------------------------------
[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s)
                                     ------------------------------------------
         Window Ticket Number (if any)
                                      -----------------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                           --------------------
         Name of Institution which Guaranteed Delivery
                                                      -------------------------
                  If Guaranteed Delivered is to be made By Book-Entry Transfer.

         Name of Tendering Institution
                                      -----------------------------------------
         DTC Account Number
                           ----------------------------------------------------
         Transaction Code Number
                                -----------------------------------------------
[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              -----------------------------------------------------------------
         Address:
                 --------------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to Huntington Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Huntington Bancshares Incorporated, a Maryland corporation (the "Corporation"), the above described aggregate Liquidation Amount of the Trust's Floating Rate Capital Securities (the "Old Capital Securities") in exchange for a like aggregate Liquidation Amount of the Trust's Floating Rate Capital Securities (the "New Capital Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated June 30, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation and the Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Capital Securities to the Corporation or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED IN THE PROSPECTUS). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The Certificate number(s) and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus and in the instruction will, upon the Trust's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE CORPORATION OR THE TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW CAPITAL SECURITIES. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE CORPORATION AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING NAMES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL OR DELIVERING AN AGENT'S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW CAPITAL SECURITIES (OR THE NEW GUARANTEE OR THE NEW SUBORDINATED DEBENTURES, AS APPLICABLE) PURSUANT TO THE PROSPECTUS UNTIL THE CORPORATION OR THE TRUST HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL SECURITIES (OR THE NEW GUARANTEE OR THE NEW SUBORDINATED DEBENTURES, AS APPLICABLE) MAY BE RESUMED, AS THEY CAN BE. IF THE CORPORATION OR THE TRUST GIVES SUCH NOTICE TO SUSPEND
THE SALE OF THE NEW CAPITAL SECURITIES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW CAPITAL SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF NEW CAPITAL SECURITIES (OR THE NEW GUARANTEE OR THE NEW SUBORDINATED DEBENTURES, AS APPLICABLE) MAY BE RESUMED, AS THE CASE MAY BE.

         As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Capital Securities received in exchange for Old Capital Securities pursuant to the Exchange Offer must notify the Corporation or the Trust, or cause the Corporation or the Trust to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer -- Exchange Agent."

         Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution Date with respect to such Old Capital Securities prior to the original issue date of the New Capital Securities and will be deemed to have waived the right to receive any Distributions on such Old Capital Securities accumulated from and after such Distribution Date.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDER(S) SIGN HERE

                          (SEE INSTRUCTIONS 2, 5 AND 6)

      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Capital Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Trust or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))

Date                             , 1997
    -----------------------------

Name(s)
      -------------------------------------------------------------------------
                                 (Please Print)

Area Code(s) and Telephone Number
                                 ----------------------------------------------

--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number(s))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature
                    -----------------------------------------------------------
Name
    ---------------------------------------------------------------------------
                                 (Please Print)

Date                             , 1997
    -----------------------------

Capacity or Title
                 --------------------------------------------------------------

Name of Firm
            -------------------------------------------------------------------

Address
       ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                              -------------------------------------------------

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if New Capital Securities and/or any Old Capital Securities that are not tendered are to be issued in the name of someone other than the registered holder of the Old Capital Securities whose name(s) appear(s) above.

Issue:

[ ]   New Capital Securities to:
[ ]   Old Capital Securities not tendered to:

Name
    ---------------------------------------------------------------------------
                                 (Please Print)

Address
       ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if New Capital Securities and/or any Old Capital Securities that are not tendered are to be sent to someone other than the registered holder of the Old Capital Securities whose name(s) appear(s) above, or to the registered holder(s) at an address other than that shown above.

Mail:

[ ]   New Capital Securities to:
[ ]   Old Capital Securities not tendered to:

Name
    ---------------------------------------------------------------------------
                                 (Please Print)
Address
       ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message is not delivered or
(b) Certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC (a "book-entry confirmation"), or Certificates as well as this Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Trust and the Corporation may enforce the Letter of Transmittal against such participant.

         Holders who wish to tender their Old Capital Securities and (i) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) whose Old Capital Securities are not immediately available, may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below);
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates (or a book-entry confirmation) representing tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer,
(iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         Neither the Corporation nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) such Old Capital Securities are transferred for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital Securities" is inadequate, the Certificate number(s) and/or the Liquidation Amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Old Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the Liquidation Amount of Old Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered." In such case, new Certificate(s) for the remainder of the Old Capital Securities that were evidenced by your old Certificate(s) will be sent to the holder of the Old Capital Securities, promptly after the Expiration Date, unless the appropriate boxes on this Letter of Transmittal are completed. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate Liquidation Amount of Old Capital Securities to be withdrawn, and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificates for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Capital Securities."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Trust, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Corporation, the Trust, any affiliates or assigns of the Corporation or the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

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         If any tendered Old Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Trust, in their sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Old Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Trust or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

         7. IRREGULARITIES. The Corporation and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Corporation and the Trust reserve the absolute right, in their sole and absolute discretion, to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Corporation and the Trust, be unlawful. The Corporation and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Corporation's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Corporation, the Trust, any affiliates or assigns of the Corporation, the Trust, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. WAIVER OF CONDITIONS. The Corporation and the Trust reserve the absolute right, subject to applicable law, to waive satisfaction of any or all conditions enumerated in the Prospectus.

         10. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Capital Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Old Capital Securities for exchange.

         Neither the Corporation, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Capital Securities nor shall any of them incur any liability for failure to give any such notice.

         11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed

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


as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         12. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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